LORD ABBETT INVESTMENT TRUST

Lord Abbett Inflation Focused Fund

Supplement dated October 21, 2021 to the

Prospectus and Statement of Additional Information dated April 1, 2021,

as supplemented

 The following table replaces the table in the subsection under “Inflation Focused Fund – Management – Portfolio Managers” on page 136 of the prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Kewjin Yuoh, Partner and Portfolio Manager	2011
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2011
Andrew H. O’Brien, Partner and Portfolio Manager	2011
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2013
Leah G. Traub, Partner and Portfolio Manager	2021

The following paragraph replaces the ninth paragraph under “Management and Organization of the Funds – Portfolio Managers” beginning on page 301 of the prospectus:

Inflation Focused Fund. Kewjin Yuoh, Partner and Portfolio Manager, heads the Fund’s team. Mr. Yuoh joined Lord Abbett in 2010. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, and Leah G. Traub, Partner and Portfolio Manager. Messrs. Lee, O’Brien, and Rocco, and Ms. Traub joined Lord Abbett in 1997, 1998, 2004, and 2007, respectively. Messrs. Yuoh, Lee, O’Brien, and Rocco, and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” beginning on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Inflation Focused Fund
Kewjin Yuoh	105	109,880.0	71	8,620.5	58	11,036.5[2]
Robert A. Lee	121	106,482.0	103	11,723.6	66	13,193.5[1,2]
Andrew H. O’Brien	109	108,805.8	79	8,642.1	57	11,036.5[2]
Steven F. Rocco	123	99,550.7	126	11,747.2	48	11,713.8[1,2]
Leah G. Traub[3]	41	7,613.9	17	1,143.1	32	4,542.4

1 Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such account totals approximately $626.1 million in assets.

2 Includes $1,158.3 million for which Lord Abbett provides investment models to managed account sponsors.

3 As of September 30, 2021.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Inflation Focused Fund
Kewjin Yuoh	$100,001-$500,000
Robert A. Lee	$100,001-$500,000
Andrew H. O’Brien	$100,001-$500,000
Steven F. Rocco	$0
Leah G. Traub[1]	$50,001-$100,000

1 As of June 30, 2021.

Please retain this document for your future reference.